                                                                   EXHIBIT 10.16

                                AMENDMENT NO. 10

                     TO THE AIRBUS A321 PURCHASE AGREEMENT

                         DATED AS OF FEBRUARY 14, 1990

                                    BETWEEN

                                 AVSA, S.A.R.L.

                                      AND

                    INTERNATIONAL LEASE FINANCE CORPORATION



This Amendment No. 10 (hereinafter referred to as the "Amendment") entered into as of February 23, 1996, by and between AVSA, S.A.R.L., a Societe a Responsabilite Limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the "Seller") and INTERNATIONAL LEASE FINANCE CORPORATION, a corporation organized and existing under the laws of the State of California, having its principal corporate offices located at 1999 Avenue of the Stars, 39th Floor, Los Angeles, CA 90067, U.S.A. (hereinafter referred to as the "Buyer") ;


                                   WITNESSETH


WHEREAS, the Buyer and the Seller entered into a certain A321 Purchase Agreement, dated as of February 14, 1990, relating to the sale by the Seller and the purchase by the Buyer of twelve (12) firmly ordered Airbus Industrie A321-100 model aircraft (the "Aircraft") and four (4) option Airbus Industrie A321-100 model aircraft (the "Option Aircraft"), which agreement, as previously amended by and supplemented with all Exhibits, Appendices, and Letter Agreements attached thereto and as amended by Amendment No. 1 dated as of June 18, 1991, Amendment No. 2 dated as of December 10, 1992, Amendment No. 3 dated as of January 3, 1994, Amendment No. 4 dated as of February 28, 1994, Amendment No. 5 dated as of September 23, 1994, Amendment No. 6 dated as of December 27, 1994, Amendment No. 7 dated as of July 5, 1995, Amendment No. 8 dated as of October 4, 1995, and Amendment No. 9 dated as of February 23, 1996 is hereinafter called the "Purchase Agreement".


WHEREAS, the Buyer now wishes to increase its order by three (3) firmly ordered A321-200 aircraft (individually and collectively referred to as the "Incremental Aircraft") and one (1) option A321-200 aircraft (the "Incremental Option Aircraft").

                                  Amdt. 10-1

WHEREAS, the Seller is a sales subsidiary of Airbus Industrie G.I.E. (the "Manufacturer") and will purchase the Incremental Aircraft from the Manufacturer for resale to the Buyer.


1.     INCREMENTAL ORDER
--     -----------------

1.1 The Buyer hereby firmly orders three (3) Incremental Aircraft and takes an option to order firmly one (1) Incremental Option Aircraft.

       It is agreed that the terms and conditions of the sale and purchase of the Incremental Aircraft and the Incremental Option Aircraft shall
       be     *      , except as specifically set forth to the contrary in this
       Amendment.


2.     SPECIFICATION
--     -------------

       Sub-clause 3.2 of the Purchase Agreement as it applies to the 1994 Aircraft is hereby superseded and replaced by the following provisions with respect to the Incremental Aircraft and the Incremental Option
       Aircraft:

QUOTE

       The Incremental Aircraft shall be manufactured in accordance with the Standard Specification, Document No. E000.02000 Issue 1 dated June 30, 1995 (a copy of which is annexed as Exhibit A to Amendment No. 10) as amended by the change orders set forth in Exhibit B to Amendment
       No. 10   *       . Such Standard Specification is hereinafter referred to
       as the "Specification". The Specification may be further modified from time to time pursuant to the General Terms Agreement.

UNQUOTE

3.     PRICE
--     -----

3.1 Sub-clause 4.1.1 of the Purchase Agreement as it applies to the 1994 Aircraft is hereby superseded and replaced by the following provisions with respect to the Incremental Aircraft:

QUOTE

4.1.1  Base Price of the Airframe
-----  --------------------------

       The Base Price of the Airframe shall be the Base Price of the standard A321-200

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                  Amdt. 10-2
airframe as described in Exhibit A to Amendment No. 10       *      at delivery
conditions prevailing in     *    , which is      *     , and

     (ii) the Base Price of all change orders mutually agreed and set forth in
     Exhibit B to Amendment No. 10 at delivery conditions prevailing in      *
             , which is      *    .

     This Base Price of the Airframe is subject to adjustment to the date of delivery in accordance with the Airframe Price Revision Formula set forth in Appendix 1 to Amendment No. 6.

UNQUOTE

3.2 Sub-clause 4.2 of the Purchase Agreement as it applies to the 1994 Aircraft is hereby superseded and replaced by the following provisions with respect to the Incremental Aircraft:

QUOTE

4.2  Selection of the Propulsion Systems
---  -----------------------------------

     The Buyer shall notify the Seller in writing no later than      *
     months prior to the delivery of each Incremental Aircraft of its selection of the Propulsion Systems to be installed at delivery on such Incremental Aircraft. The previous sentence notwithstanding, (i) the Seller reserves the right to increase this * month lead time should it become necessary due to commercial or industrial constraints imposed on the Seller, and (ii) the Seller will reduce this * month lead time should commercial and industrial conditions allow such a reduction.

UNQUOTE


4.   DELIVERY
     --------

     The delivery schedule for Aircraft and Option Aircraft as set forth in Sub-clause 5.1 of the Purchase Agreement is hereby amended by the addition of the following three (3) Incremental Aircraft and one Incremental Option
     Aircraft:

QUOTE

        (i)  Incremental Aircraft
             --------------------

             *

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                  Amdt. 10-3

        (ii) Incremental Option Aircraft
             ---------------------------

             *

UNQUOTE

5. PREDELIVERY PAYMENTS
   --------------------

   Subclause 6.2 of the Purchase Agreement regarding Predelivery
   Payments      *     , shall apply to the Incremental Aircraft save that the
   first payment thereunder in respect of the Incremental Aircraft shall be made on the date hereof.


6. *

   *


7. OPTION EXERCISE
   ---------------

   In the case of the Option Incremental Aircraft, the Buyer shall notify the Seller of its wish to exercise an option to purchase no later than the first
   day of the       * month prior to the scheduled month of delivery for that
   particular aircraft.      *      Upon due receipt of due notice, and subject
   to payment of all predelivery payments then due, such aircraft shall be deemed to be an Incremental Aircraft, with all the relevant credits and concessions thereto.

8. CONFIDENTIALITY
   ---------------

   Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose shall include their employees, agents and advisors) shall maintain the terms and conditions of this Amendment and any reports or other data furnished hereunder strictly confidential. Without limiting the generality of the foregoing, the Buyer shall use its best efforts to limit the disclosure of the contents of this Amendment, to the extent legally permissible, in any filing that the Buyer is required to make with any governmental agency, and the Buyer shall make all applications that may be necessary to implement the foregoing. The Buyer and the Seller shall consult with each other prior to making any public disclosure, otherwise permitted hereunder, of this Amendment or the terms and conditions thereof. The provisions of this Paragraph 8 shall survive any termination of this Amendment.


* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                  Amdt. 10-4

9.   EFFECT OF AMENDMENT
     -------------------

     The Purchase Agreement shall be deemed to be amended to the extent herein provided, and except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms. All capitalised terms not otherwise defined shall have the meanings provided for in the Purchase Agreement.


10.  GOVERNING LAW AND JURISDICTION
     ------------------------------

     THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PERFORMANCE OF THIS AMENDMENT SHALL BE DETERMINED ALSO IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     ANY DISPUTE ARISING HEREUNDER SHALL BE REFERRED TO THE FEDERAL OR STATE COURTS LOCATED IN NEW YORK CITY, NEW YORK, AND EACH OF THE PARTIES HERETO IRREVOCABLY SUBMITS TO AND ACCEPTS SUCH JURISDICTION.

     THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS AMENDMENT.


If the foregoing correctly sets forth our understanding, please execute this Amendment in the space provided below, whereupon this Amendment shall constitute part of the Purchase Agreement, as of the date first above written.



   Agreed and Accepted            Yours sincerely,


   INTERNATIONAL LEASE                      AVSA, S.A.R.L.
   FINANCE CORPORATION



   By:   /s/  R.G. Duncan            By:   /s/ Mario Schuler
        -------------------------         -------------------------------
         R.G. Duncan
   Its:  Senior Vice President    Its:  Director Sales Leasing
                                        Market Division

                                  Amdt. 10-5

                                   EXHIBIT A
                                   ---------

                        Standard A321-200 Specification



          Registrant will furnish supplementally a copy of the Standard A321-200 Specification to the Securities and Exchange Commission upon request.

                                  Amdt. 10-6

                                   EXHIBIT B
                                   ---------
                                    [SCN's]

                                  Amdt. 10-7

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
CUSTOMER:                                             ILFC                                       Definition
                                                                                                     of a
AIRCRAFT TYPE:                                        A321-200
                                                                                                 ILFC A321-200
DELIVERY POSITION(s):                      applicable Baseline Aircraft
                                                                                         BASELINE/EXHIBIT B SPECIFICATION
STD. SPEC VERSION:                          Ref. Issue 1, no Revision

ISSUED BY:                                            AVSA/JP

APPLICABLE P.A. REF.

------------------------------------------------------------------------------------------------------------------------------------

                                                                                 PRICE
RFC                                            TITLE                              USD                            COMMENTS
12L NR                                                                             *
                                                                                PER A/C
------------------------------------------------------------------------------------------------------------------------------------

02E2001                         FAA Type Design items incl. Ozone Converter        *
02E2002                         Emergency Equipment partly *                       *                       First Aid Kit, PBE
02E2003                         Avionics *
11E2001                         Install Identification Plates                      *
21E2001                         Ventilation of complete Aft Cargo                  *
                                Compartment
23E2001                         Single HF Installation and full                    *                                *
                                Provisions for a second one                        *                                *
23E2002                         Three FM Immune VHF System                         *
                                Installation
23E2003                         Hot Mike Capability (CVR)
23E2005                         Boarding Music / Announcement System               *
                                System                                             *
23E2005                         System Provisions for PES
------------------------------------------------------------------------------------------------------------------------------------


* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                     ILFC A321 Baseline Spec. Page 1 of 3

------------------------------------------------------------------------------------------------------------------------------------

23E2005      System Provisions for Video Monitor System OHSC          *
24E2001      Galley Power increased to 70 KVA                         *
25E2001      Fourth Occupant Seat in Cockpit                          *
25E2002      Cabin Configuration 220 Pax                              *        as per Draw. AI 321-25.3215   *
25E2002      Stretcher Loading Capability Lavatory D                  *
25E2002      Installation of Double Bench aft of Lav. B               *
25E2003      Interior Colour Scheme                                   *
25E2004      System Provisions for Cargo Cpt. Convertibility          *
25E2005      Cargo Floor Panels for Heavy Usage                       *
25E2006      Cargo Cpt. - Full Bulk Kit Installation                  *
25E2007      Cabin Emergency Equipment Installation                   *
28E2001      System Provisions for one ACT                            *
28E2002      Installation of one ACT                                  *
31E2001      US Units of Indication                                   *
32E2001      Installation of BF Goodrich/ Messier Wheels and Brakes   *
33E2001      Floor Prox. Escape Path Marking - Lumi                   *
34E2001      Full Provisions for 2nd ADF System                       *
34E2002      TCAS II complete Provisions                              *        incl. ATC Transp. and Gables Control Panel
34E2003      Installation of ILS Collins, FM Immune                   *
34E2004      DME Collins                                              *        *
34E2005      Radio Altimeter Collins                                  *
34E2006      GPS System Provisions C1/C3                              *
34E2007      GPS Installation, Litton                                 *
34E2008      Inst. of a JET Electr.- Standby Altitude Indicator       *
-----------------------------------------------------------------------------------------------------------------------------------

 * PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                     ILFC A321 Baseline Spec. Page 2 of 3

------------------------------------------------------------------------------------------------------------------------------------
35E2001      Flight Crew 02 Cylinder 77.1 FT3                         *
49E2001      APIC APU. APS 3200                                       *
72E2001      Engines V 2533-A5                                        *              Covers only Airframe Repercussions
------------------------------------------------------------------------------------------------------------------------------------
Total Amount per aircraft, in*                                                *
or Total Amount, per aircraft, in*                                            *
-----------------------------------------------------------------------------------------------------------------------------------

*


* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                     ILFC A321 Baseline Spec. Page 3 of 3